UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2017

GENERAL MOTORS COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of Principal Executive Offices)		(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On August 1, 2017, General Motors Company (the “Company”) issued a news release announcing the closing of the sale of the Company’s Opel and Vauxhall businesses and certain other assets in Europe to PSA Group. Refer to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017 for a description of expected charges and other information regarding the sale. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

EXHIBIT

Exhibit	Description	Method of Filing

Exhibit 99.1	Press Release dated August 1, 2017	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

/s/ Jill E. Sutton
Date: August 1, 2017	By:	Jill E. Sutton Deputy General Counsel & Corporate Secretary